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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2001


                                     1-6880
                            ------------------------
                            (Commission File Number)



                                  U.S. BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                        41-0255900
    ------------------------                         ----------------------
    (State of incorporation)                           (I.R.S. Employer
                                                     Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
           ----------------------------------------------------------
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.
                       Not applicable.

         (b)      Pro forma financial information.
                       Not applicable.

         (c)      Exhibits.
                       The following exhibits are filed herewith:

                  Exhibit Number                                                    Title
                  --------------                                                    -----
                       23.1                               Consent of PricewaterhouseCoopers LLP regarding the consolidated financial statements of U.S. Bancorp included in the Current
                                                          Report on Form 8-K dated April 17, 2001 filed by U.S.
                                                          Bancorp.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       U.S. BANCORP


                                       By: /s/  Terrance R. Dolan
                                           -------------------------------------
                                           Name:  Terrance R. Dolan
                                           Title: Senior Vice President and
                                                  Controller

Date:  April 20, 2001


                                  EXHIBIT INDEX

         Exhibit Number                                       Description
         --------------                                       -----------
              23.1                               Consent of PricewaterhouseCoopers LLP
                                                 regarding the consolidated financial
                                                 statements of U.S. Bancorp included in
                                                 the Current Report on Form 8-K dated
                                                 April 17, 2001 filed by U.S. Bancorp.